EXHIBIT 99.1

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH MAY 31, 2009
FORM MOR-1
(Unaudited)

(in thousands)	Issuer	Guarantors						Non-Guarantors				Consolidated
	TER	Taj	Taj			RJE's &	Total	TER	RJE's &	Total		TER		TER Inc.	Consolidated
	Holdings	Mahal	Admin	Plaza	Marina	Elims	Guar	Dev.	Elims	NonGuar	Elims	Holdings	TER Inc.	Elims	TER, Inc.

Cash flow from Operating Activities
Net loss	$(32,751)	$(14,960)	$ -	$(15,576)	$ (860)	$ -	$(31,396)	$(350)	$-	$(350)	$ -	$ (64,497)	$ 15,160	$ -	$ (49,337)
	-												-		-
Record equity in subsidiaries	(31,746)	-	-	-	-	31,746	31,746	-	-	-	-	-	(64,497)	64,497	-

Net loss as adjusted	(64,497)	(14,960)	-	(15,576)	(860)	31,746	350	(350)	-	(350)	-	(64,497)	(49,337)	64,497	(49,337)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	31,746	-	-	-	-	(31,746)	(31,746)	-	-	-	-	-	64,497	(64,497)	-
Non-cash interest accretion on property tax settlement	-	(29)	-	(180)	(20)	-	(229)	-	-	-	-	(229)	-	-	(229)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	-	(15,155)	-	(15,155)
Depreciation	41	9,086	-	4,327	201	-	13,614	-	-	-	-	13,655	-	-	13,655
Amortization	-	293	-	2	13	-	308	-	-	-	-	308	-	-	308
Amortization of deferred financing costs	62	26	-	13	-	-	39	-	-	-	-	101	-	-	101
Provisions for losses on receivables	-	2,200	-	608	724	-	3,532	-	-	-	-	3,532	-	-	3,532
Stock based compensation expense	367	13	27	16	-	-	56	-	-	-	-	423	-	-	423
Non-cash reorganization expense	7,581	4,567	-	2,284	-	-	6,851	-	-	-	-	14,432	-	-	14,432
Valuation Allowance CRDA	-	(352)	-	(405)	3	-	(754)	-	-	-	-	(754)	-	-	(754)

Change in operating assets & liabilities:
Accounts receivable	(41)	(4,720)	7	(627)	(451)	-	(5,791)	-	-	-	-	(5,832)	-	-	(5,832)
Inventories	-	(167)	(36)	107	-	-	(96)	-	-	-	-	(96)	-	-	(96)
Other current assets	(4,167)	1,437	259	2,590	1,396	-	5,682	-	-	-	-	1,515	-	-	1,515
Other assets	4,182	(94)	184	145	358	-	593	-	-	-	-	4,775	-	-	4,775
Due to Affiliates	13,757	(12,871)	(566)	589	(909)	-	(13,757)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	4,419	5,809	81	(632)	90	-	5,348	113	-	113	-	9,880	-	-	9,880
Accrued interest	10,214	20,128	-	3,498	153	-	23,779	-	-	-	-	33,993	-	-	33,993
Other long-term liabilities	-	-	-	(196)	(3)	-	(199)	-	-	-	-	(199)	-	-	(199)
Net cash provided(used) by operating activities	3,664	10,366	(44)	(3,437)	695	-	7,580	(237)	-	(237)	-	11,007	5	-	11,012

Cash flow from Investing Activities
Purchases of PPE	22	(9,472)	(93)	(308)	(404)	-	(10,277)	-	-	-	-	(10,255)	-	-	(10,255)
Decrease in Restricted Cash	200	-	-	-	-	-	-	-	-	-	-	200	-	-	200
Purchases of CRDA investments	-	(1,479)	-	(621)	(521)	-	(2,621)	-	-	-	-	(2,621)	-	-	(2,621)
Proceeds from CRDA investments	-	2,643	-	1,793	564	-	5,000	-	-	-	-	5,000	-	-	5,000
Net cash provided(used) by investing activities	222	(8,308)	(93)	864	(361)	-	(7,898)	-	-	-	-	(7,676)	-	-	(7,676)

Cash flows from Financing Activities
Repayment of term loan	(1,232)	-	-	-	-	-	-	-	-	-	-	(1,232)	-	-	(1,232)
Borrowing (Repayment) - I/C Debt	3,529	-	-	95	(3,624)	-	(3,529)	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(67)	-	-	-	-	(67)	-	-	-	-	(67)	-	-	(67)
Contributions from Parent	(237)	-	-	-	-	-	-	237	-	237	-	-	-	-	-
Net cash provided(used) by financing activities	2,060	(67)	-	95	(3,624)	-	(3,596)	237	-	237	-	(1,299)	-	-	(1,299)

Net increase(decrease) in cash and cash equivalents	5,946	1,991	(137)	(2,478)	(3,290)	-	(3,914)	-	-	-	-	2,032	5	-	2,037
Cash and cash equivalents at beginning of period	8,504	31,172	(5,085)	20,074	15,512	-	61,673	-	-	-	-	70,177	979	-	71,156
Cash and cash equivalents at end of period	$ 14,450	$33,163	$(5,222)	$ 17,596	$12,222	$ -	$57,759	$-	$-	$-	$ -	$72,209	$984	$ -	$ 73,193

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM MAY 1, 2009 THROUGH MAY 31, 2009
FORM MOR-1
(Unaudited)

		Guarantors						Non-Guarantors
(in thousands)	Issuer											Consolidated
	TER	Taj	Taj			RJE's &	Total	TER	RJE's &	Total		TER		TER Inc.	Consolidated
	Holdings	Mahal	Admin	Plaza	Marina	Elims	Guar	Dev.	Elims	NonGuar	Elims	Holdings	TER Inc.	Elims	TER, Inc.

Cash flow from Operating Activities
Net loss	$ (7,439)	$ 838	$ -	$(3,062)	$ 615	$ -	$(1,609)	$(193)	$-	$(193)	$ -	$ (9,241)	$2,173	$ -	$(7,068)
	-												-		-
Record equity in subsidiaries	(1,802)	-	-	-	-	1,802	1,802	-	-	-	-	-	(9,241)	9,241	-

Net loss as adjusted	(9,241)	838	-	(3,062)	615	1,802	193	(193)	-	(193)	-	(9,241)	(7,068)	9,241	(7,068)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	1,802	-	-	-	-	(1,802)	(1,802)	-	-	-	-	-	9,241	(9,241)	-
Non-cash interest accretion on property tax settlement	-	(8)	-	(52)	(6)	-	(66)	-	-	-	-	(66)	-	-	(66)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	-	(2,171)	-	(2,171)
Depreciation	15	908	-	1,252	50	-	2,210	-	-	-	-	2,225	-	-	2,225
Amortization	-	90	-	1	13	-	104	-	-	-	-	104	-	-	104
Amortization of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for losses on receivables	-	593	-	152	151	-	896	-	-	-	-	896	-	-	896
Stock based compensation expense	97	3	7	4	-	-	14	-	-	-	-	111	-	-	111
Non-cash reorganization expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Valuation Allowance CRDA	-	160	-	41	53	-	254	-	-	-	-	254	-	-	254

Change in operating assets & liabilities:
Accounts receivable	(1)	(2,304)	6	(805)	(468)	-	(3,571)	-	-	-	-	(3,572)	-	-	(3,572)
Inventories	-	102	(6)	70	(49)	-	117	-	-	-	-	117	-	-	117
Other current assets	(4,834)	(2,178)	138	(25)	(744)	-	(2,809)	-	-	-	-	(7,643)	-	-	(7,643)
Other assets	4,175	(461)	(1)	406	(168)	-	(224)	-	-	-	-	3,951	-	-	3,951
Due to Affiliates	(59)	(3)	917	(563)	(292)	-	59	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	2,615	2,125	338	858	432	-	3,753	193	-	193	-	6,561	-	-	6,561
Accrued interest	4,479	5,911	-	2,455	45	-	8,411	-	-	-	-	12,890	-	-	12,890
Other long-term liabilities	2	-	-	(58)	(3)	-	(61)	-	-	-	-	(59)	-	-	(59)
Net cash provided(used) by operating activities	(950)	5,776	1,399	674	(371)	-	7,478	-	-	-	-	6,528	2	-	6,530

Cash flow from Investing Activities
Purchases of PPE	18	(2,344)	(33)	33	(254)	-	(2,598)	-	-	-	-	(2,580)	-	-	(2,580)
Decrease in Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Purchases of CRDA investments	-	-	-	(473)	-	-	(473)	-	-	-	-	(473)	-	-	(473)
Proceeds from CRDA investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net cash provided(used) by investing activities	18	(2,344)	(33)	(440)	(254)	-	(3,071)	-	-	-	-	(3,053)	-	-	(3,053)

Cash flows from Financing Activities
Borrowing (Repayment) - I/C Debt	(3,261)	-	-	2,052	1,209	-	3,261	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(15)	-	-	-	-	(15)	-	-	-	-	(15)	-	-	(15)
Contributions from Parent	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net cash provided(used) by financing activities	(3,261)	(15)	-	2,052	1,209	-	3,246	-	-	-	-	(15)	-	-	(15)

Net increase(decrease) in cash and cash equivalents	(4,193)	3,417	1,366	2,286	584	-	7,653	-	-	-	-	3,460	2	-	3,462
Cash and cash equivalents at beginning of period	18,643	29,746	(6,588)	15,310	11,638	-	50,106	-	-	-	-	68,749	982	-	69,731
Cash and cash equivalents at end of period	$ 14,450	$33,163	$(5,222)	$ 17,596	$12,222	$ -	$57,759	$-	$-	$-	$ -	$72,209	$984	$ -	$ 73,193

Cash Disbursements(in whole dollars)	$1,202,868	$50,531,000	-	$17,092,763	$15,516,638		$84,343,269	$0				$84,343,269	$0		$84,343,269

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Month Ended May 31, 2009
MOR-2Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$11,646	$5,199	$3,442	$0	$0	$0	$0	$20,287	$0	$0	$20,287
SLOT REVENUE	24,935	13,221	11,082	0	0	0	0	49,238	0	0	49,238
POKER REVENUE	1,565	0	0	0	0	0	0	1,565	0	0	1,565
KENO WIN	(10)	0	0	0	0	0	0	(10)	0	0	(10)
SIMULCAST REVENUE	69	0	0	0	0	0	0	69	0	0	69
TOTAL GAMING REVENUE	38,205	18,420	14,524	0	0	0	0	71,149	0	0	71,149

ROOMS	4,871	2,018	1,440	0	0	0	0	8,329	0	0	8,329
FOOD & BEVERAGE	5,245	2,049	1,659	0	0	0	0	8,953	0	0	8,953
ENTERTAINMENT	7	21	28	0	0	0	0	56	0	0	56
OTHER	1,766	629	713	0	0	0	0	3,108	0	0	3,108
TOTAL OTHER	11,889	4,717	3,840	0	0	0	0	20,446	0	0	20,446

GROSS REVENUE	50,094	23,137	18,364	0	0	0	0	91,595	0	0	91,595

RFB COMPS	5,959	2,651	2,104	0	0	0	0	10,715	0	0	10,715
COIN	4,542	2,537	2,021	0	0	0	0	9,100	0	0	9,100
CASH COMPS	1,245	95	18	0	0	0	0	1,359	0	0	1,359
ALLOCATED COMPS	0	0	0	0	0	0	0	(2)	0	0	(2)
TOTAL PROMO ALLOWANCES	11,746	5,283	4,143	0	0	0	0	21,172	0	0	21,172

NET REVENUES	38,348	17,854	14,221	0	0	0	0	70,423	0	0	70,423

EXPENSES
PAYROLL & RELATED	13,526	8,456	6,711	0	0	455	0	29,148	0	0	29,148
COST OF GOODS SOLD	1,884	661	632	0	0	0	0	3,177	0	0	3,177
PROMO EXPENSE	1,953	1,680	794	0	0	0	0	4,427	0	0	4,427
ADVERTISING	394	245	175	0	0	0	0	814	0	0	814
MARKETING/ENTERTAINMENT	1,362	461	325	0	0	0	0	2,148	0	0	2,148
GAMING TAX & REG FEES	3,441	1,841	1,448	0	0	2	0	6,732	0	0	6,732
PROPERTY TAX, RENT & INSUR	3,553	1,546	1,344	0	0	255	0	6,698	0	0	6,698
UTILITIES	1,162	613	537	0	0	7	0	2,319	0	0	2,319
PROV FOR DOUBTFUL ACCTS	593	152	150	0	0	0	0	895	0	0	895
GEN, ADMIN & OTHER OPER	2,581	1,520	1,181	0	193	2,382	0	7,857	0	0	7,857
TOTAL OPERATING EXPENSES	30,449	17,175	13,297	0	193	3,101	0	64,215	0	0	64,215

GROSS OPERATING PROFIT	7,899	679	924	0	(193)	(3,101)	0	6,208	0	0	6,208

VALUATION ADJ REINVEST BONDS	160	41	53	0	0	0	0	254	0	0	254
CRDA DONATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
SETTLEMENT REIMBURSEMENT	0	0	0	0	0	0	0	0	0	0	0
LOSS ON DEBT EXTINGUISHMENT	0	0	0	0	0	0	0	0	0	0	0
OTHER G&A EXPENSE	160	41	53	0	0	0	0	254	0	0	254

EBITDA	7,739	638	871	0	(193)	(3,101)	0	5,954	0	0	5,954

DEPRECIATION & AMORTIZATION	(998)	(1,253)	(62)	0	0	(15)	0	(2,328)	0	0	(2,328)
INTEREST INCOME	68	76	19	9,267	0	8,402	(17,667)	165	1	0	166
INTEREST EXPENSE	(5,971)	(2,523)	(213)	(9,267)	0	(12,710)	17,667	(13,017)	0	0	(13,017)
NON-CASH REORGANIZATION EXPENSE								0			0
OTHER NON-OPERATING EXPENSE	0	0	0	0	0	(15)	0	(15)	0	0	(15)
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	2,172	0	2,172
NET INCOME(LOSS)	$838	($3,062)	$615	$0	($193)	($7,439)	$0	($9,241)	$2,173	$0	($7,068)

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Period February 17 through May 31, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$42,817	$16,077	$10,875	$0	$0	$0	$0	$69,769	$0	$0	$69,769
SLOT REVENUE	77,505	41,662	36,471	0	0	0	0	155,638	0	0	155,638
POKER REVENUE	5,246	0	0	0	0	0	0	5,246	0	0	5,246
KENO WIN	57	0	0	0	0	0	0	57	0	0	57
SIMULCAST REVENUE	218	0	0	0	0	0	0	218	0	0	218
TOTAL GAMING REVENUE	125,843	57,739	47,346	0	0	0	0	230,928	0	0	230,928

ROOMS	14,060	6,371	4,510	0	0	0	0	24,941	0	0	24,941
FOOD & BEVERAGE	15,648	6,460	5,083	0	0	0	0	27,191	0	0	27,191
ENTERTAINMENT	310	136	57	0	0	0	0	503	0	0	503
OTHER	6,128	2,248	2,258	0	0	0	0	10,634	0	0	10,634
TOTAL OTHER	36,146	15,215	11,908	0	0	0	0	63,269	0	0	63,269

GROSS REVENUE	161,989	72,954	59,254	0	0	0	0	294,197	0	0	294,197

RFB COMPS	19,565	8,925	6,888	0	0	0	0	35,378	0	0	35,378
COIN	15,242	8,274	7,569	0	0	0	0	31,085	0	0	31,085
CASH COMPS	5,550	460	243	0	0	0	0	6,253	0	0	6,253
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	40,357	17,659	14,700	0	0	0	0	72,716	0	0	72,716

NET REVENUES	121,632	55,295	44,554	0	0	0	0	221,481	0	0	221,481

EXPENSES
PAYROLL & RELATED	44,413	27,182	21,784	0	0	1,505	0	94,884	0	0	94,884
COST OF GOODS SOLD	5,887	2,107	1,952	0	0	0	0	9,946	0	0	9,946
PROMO EXPENSE	6,712	5,236	2,531	0	0	0	0	14,479	0	0	14,479
ADVERTISING	1,005	612	546	0	0	0	0	2,163	0	0	2,163
MARKETING/ENTERTAINMENT	4,660	1,564	1,336	0	0	0	0	7,560	0	0	7,560
GAMING TAX & REG FEES	12,467	6,466	5,373	0	0	12	0	24,318	0	0	24,318
PROPERTY TAX, RENT & INSUR	10,865	4,965	4,133	0	0	812	0	20,775	0	0	20,775
UTILITIES	5,200	2,237	1,961	0	0	33	0	9,431	0	0	9,431
PROV FOR DOUBTFUL ACCTS	2,200	608	725	0	0	0	0	3,533	0	0	3,533
GEN, ADMIN & OTHER OPER	9,292	5,326	4,203	0	350	7,887	0	27,058	0	0	27,058
TOTAL OPERATING EXPENSES	102,701	56,303	44,544	0	350	10,249	0	214,147	0	0	214,147

GROSS OPERATING PROFIT	18,931	(1,008)	10	0	(350)	(10,249)	0	7,334	0	0	7,334

VALUATION ADJ REINVEST BONDS	(353)	(405)	4	0	0	0	0	(754)	0	0	(754)
CRDA DONATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
SETTLEMENT REIMBURSEMENT	0	0	0	0	0	0	0	0	0	0	0
LOSS ON DEBT EXTINGUISHMENT	0	0	0	0	0	0	0	0	0	0	0
CRDA EXPENSE(INCOME)	(353)	(405)	4	0	0	0	0	(754)	0	0	(754)

EBITDA	19,284	(603)	6	0	(350)	(10,249)	0	8,088	0	0	8,088

DEPRECIATION & AMORTIZATION	(9,380)	(4,328)	(213)	0	0	(41)	0	(13,962)	0	0	(13,962)
INTEREST INCOME	46	268	73	31,773	0	28,634	(60,399)	395	4	0	399
INTEREST EXPENSE	(20,343)	(8,629)	(726)	(31,773)	0	(43,463)	60,399	(44,535)	0	0	(44,535)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	0	0	(7,581)	0	(14,432)	0	0	(14,432)
OTHER NON-OPERATING EXPENSE	0	0	0	0	0	(51)	0	(51)	0	0	(51)
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	15,156	0	15,156
NET INCOME(LOSS)	($14,960)	($15,576)	($860)	$0	($350)	($32,751)	$0	($64,497)	$15,160	$0	($49,337)

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
May 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL LLC	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	May 31, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED

CURRENT ASSETS
CASH & CASH EQUIVALENTS	$27,941	$17,596	$12,222	$0	$0	$14,450	$0	$72,209	$984	$0	$73,193	$71,156
ACCOUNTS RECEIVABLE, NET	28,844	7,221	6,395	0	0	0	0	42,460	0	0	42,460	41,896
ACCTS RECEIVABLE, OTHER	3,004	1,688	1,764	108,684	0	40,120	(148,726)	6,534	0	0	6,534	4,798
RE TAX RECEIVABLE	480	3,040	348	0	0	0	0	3,868	0	0	3,868	638
INVENTORIES	3,134	1,262	1,165	0	0	0	0	5,561	0	0	5,561	5,465
PREPAID AND OTHER	8,485	3,511	2,853	0	0	5,474	0	20,323	0	0	20,323	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809
TOTAL CURRENT ASSETS	72,792	35,262	25,766	108,684	0	60,044	(148,726)	153,822	11,926	0	165,748	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	549,746	(549,746)	0	(44,978)	44,978	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,178,303	(2,427,272)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	95,127	105,509	0	0	1,043	0	398,297	0	0	398,297	398,296
BUILDINGS AND IMPROVEMENTS	899,119	283,615	79,953	0	0	1,645	0	1,264,332	0	0	1,264,332	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	132,949	53,565	34,228	0	0	934	0	221,676	0	0	221,676	220,351
LEASEHOLD IMPROVEMENTS	0	0	5,136	0	0	958	0	6,094	0	0	6,094	6,093
CONSTRUCTION-IN-PROCESS	809	1,644	3,256	0	100	229	0	6,038	0	0	6,038	4,006
PROPERTY AND EQUIPMENT	1,229,495	433,951	228,082	0	100	4,809	0	1,896,437	0	0	1,896,437	1,893,506
ACCUMULATED DEPRECIATION	(131,419)	(70,656)	0	0	0	(1,479)	0	(203,554)	0	0	(203,554)	(189,889)
PROPERTY AND EQUIPMENT, NET	1,098,076	363,295	228,082	0	100	3,330	0	1,692,883	0	0	1,692,883	1,703,617
RESTRICTED CASH	0	0	0	0	0	2,607	0	2,607	0	0	2,607	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533

LEASEHOLD INT	0	21	0	0	0	0	0	21	0	0	21	23
CUSTOMER RELATION	2,967	0	0	0	0	0	0	2,967	0	0	2,967	3,253
TRADENAMES	36,432	16,780	0	0	0	0	0	53,212	0	0	53,212	53,212
INTANGIBLES ASSETS, NET	39,399	16,801	0	0	0	0	0	56,200	0	0	56,200	56,488
RE TAX RECEIVABLE-L/T	1,524	9,602	1,098	0	0	0	0	12,224	0	0	12,224	15,863
DEF INCOME TAXES- NONCURRENT	0	0	0	0	0	0	0	0	0	0	0	0
CRDA INVESTMENTS	28,714	15,732	11,519	0	0	0	0	55,965	0	0	55,965	57,464
OTHER ASSETS, NET	5,282	1,961	3,230	0	0	10,236	0	20,709	0	0	20,709	25,630
TOTAL ASSETS	$1,245,787	$442,653	$269,695	$1,357,653	$100	$1,804,266	($3,125,744)	$1,994,410	($33,052)	$44,978	$2,006,336	$2,035,364

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
May 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL LLC	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	May 31, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED

CURRENT LIABILITIES
ACCOUNTS PAYABLE	$11,007	$3,752	$3,658	$0	$274	$11,058	$0	$29,749	$0	$0	$29,749	$32,640
ACCRUED PAYROLL	11,904	6,993	5,743	0	0	840	0	25,480	0	0	25,480	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	37,364	9,915	2,427	108,684	0	115,853	(148,726)	125,517	0	0	125,517	91,524
DUE TO AFFILIATES	16,644	1,213	(32)	0	0	(17,825)	0	0	0	0	0	0
SELF INSURANCE RESERVES	7,478	4,571	3,651	0	0	0	0	15,700	0	0	15,700	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	180	0	180	0	0	180	0
OTHER ACCRUED LIABILITIES	8,193	5,617	3,434	0	0	1,204	0	18,448	0	0	18,448	12,744
OTHER CURRENT LIABILITIES	7,433	3,462	18,400	0	0	36	0	29,331	0	0	29,331	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURTIES – LONG-TERM DEBT	194	0	0	0	0	487,525	0	487,719	0	0	487,719	489,032
TOTAL CURRENT LIABILITIES	668,014	325,060	39,292	1,357,653	274	1,848,323	(2,249,175)	1,989,441	0	0	1,989,441	1,954,036

INTERCOMPANY DEBT	250,000	52,646	24,176	0	0	0	(326,822)	0	0	0	0	0
OTHER L/T DEBT	5,841	0	0	0	0	0	0	5,841	0	0	5,841	5,826
TOTAL LONG-TERM DEBT	255,841	52,646	24,176	0	0	0	(326,822)	5,841	0	0	5,841	5,826

DEFERRED INCOME TAXES	13,440	2,854	1,019	0	0	0	0	17,313	50,051	0	67,364	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	13,737	23	0	0	225	0	13,985	0	0	13,985	14,184
TOTAL LIABILITIES	943,111	397,654	67,449	1,357,653	274	1,849,245	(2,575,997)	2,039,389	50,051	0	2,089,440	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBSIDIARIES								0	(14,553)		(14,553)	683
CAPITAL IN EXCESS OF PAR	371,490	146,286	422,272	0	11,434	604,347	(951,482)	604,347	467,157	(604,347)	467,157	466,835
OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0	0
RETAINED EARNINGS (DEFICIT)	(68,814)	(101,287)	(220,026)	0	(11,608)	(649,326)	401,735	(649,326)	(535,739)	649,325	(535,740)	(486,405)
STOCKHOLDERS’ EQUITY	302,676	44,999	202,246	0	(174)	(44,979)	(549,747)	(44,979)	(83,103)	44,978	(83,104)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,245,787	$442,653	$269,695	$1,357,653	$100	$1,804,266	($3,125,744)	$1,994,410	($33,052)	$44,978	$2,006,336	$2,035,364

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF MAY 31, 2009
(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total

TER Holdings, LP	$3,751	$1,383	$1,223	$1,191	$3,510	$11,058

Trump Taj Mahal	6,421	577	358	1,914	162	9,432

Trump Taj Mahal Admin.	1,110	46	76	109	234	1,575

Trump Plaza	2,998	62	62	527	103	3,752

Trump Marina	2,989	56	(15)	195	433	3,658

TER Funding	0	0	0	0	0	0

TER Development	126	148	0	0	0	274

Total	$17,395	$2,272	$1,704	$3,936	$4,442	$29,749

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING – FORM MOR-5
AS OF MAY 31, 2009
(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total

TER Holdings, LP	$0	$78	$0	$0	$0	$78

Trump Taj Mahal	19,321	4,449	988	33,039	(25,480)	32,317

Trump Taj Mahal Admin.	11	0	0	0	0	11

Trump Plaza	5,314	839	304	11,247	(5,755)	11,949

Trump Marina	4,668	646	225	6,580	(3,612)	8,507

TER Funding						0

TER Development						0

Total	$29,314	$6,012	$1,517	$50,866	($34,847)	$52,862

WGM_TRAILER 2 WGM_TRAILER